EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

Supplement to Summary Prospectus dated March 1, 2021 as revised April 1, 2021

The following change is effective June 30, 2021:

The following replaces “Portfolio Managers” under “Management”:

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since their inception in August 2010.

Patrick Campbell, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since their inception in August 2010.

Kyle Lee, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Sarah Orvin, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Federico Sequeda, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

June 15, 2021	39060 6.15.21